UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 5, 2015

Commission File Number 000-53230

PEPTIDE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0479983
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington 98101
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (206) 236-9555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 9, 2014, Peptide Technologies, Inc. (the “Company”) and the Company’s Audit Committee of the Board of Directors were advised the Company’s independent registered public accounting firm, James Stafford, Inc. (“Stafford”), that Stafford declined appointment as the Company’s independent public auditor for fiscal year ending November 30, 2014. On December 9, 2014, the resignation was confirmed in a letter delivered to the Audit Committee of the Company’s Board of Directors (“Audit Committee”) and accepted.

The reports of Stafford on the Company’s financial statements for each of the two fiscal years ended November 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended November 30, 2013 and 2012 and in the subsequent interim period through August 31, 2014, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Stafford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Stafford, would have caused Stafford to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the fiscal years ended November 30, 2013 and 2012 and in the subsequent interim period through August 31, 2014, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

The Company provided Stafford with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Stafford furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Stafford’s letter is filed as an exhibit to this current report on Form 8-K.

On January 5, 2014, the Audit Committee approved the appointment of Leed Advisors Inc., Chartered Accountants of  Surrey, British Columbia, Canada (“LEED”) as the Company’s new independent registered public accounting firm, effective immediately.

During the fiscal years ended November 30, 2013 and 2012 and the subsequent interim period through August 31, 2014, the Company did not consult with LEED with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company by LEED that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit
	16.1	Letter of James Stafford, Inc., dated January 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEPTIDE TECHNOLOGIES, INC.

By:	/s/ Baxter Koehn
Baxter Koehn Chairman of the Board
Date:	January 5, 2015